UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2021

Atlas Crest Investment Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 883-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ACIC. U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ACIC	The New York Stock Exchange

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ACIC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 23, 2021, Archer Aviation Inc., a Delaware corporation (“Archer”) issued a press release entitled “Archer Expands Business Leadership Team, Hiring Tosha Perkins as Chief People Officer and Andy Missan as Chief Legal Officer,” in which Archer announced the hiring of Tosha Perkins as the chief people officer and Andy Missan as the general counsel of Archer and of the combined company following the completion of the business combination of Atlas Crest Investment Corp. (“Atlas”) with Archer (the “Business Combination”). The press release is attached hereto as Exhibit 99.1.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed Business Combination, Atlas has filed with the SEC a registration statement on Form S-4, including a definitive proxy statement/prospectus (the “Proxy Statement”), which was declared effective by the SEC on August 11, 2021. The Proxy Statement was first mailed to the stockholders of the Company on or about August 12, 2021, seeking their approval of the respective Business Combination-related proposals. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments or supplements thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Atlas, Archer and the proposed Business Combination. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by Atlas through the website maintained by the SEC at http://www.sec.gov. The information contained on, or that may be accessed through, the website referenced in this Current Report on Form 8-K (this “Current Report”) is not incorporated by reference into, and is not a part of, this Current Report.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy any securities, or the solicitation of any vote or approval in any jurisdiction in connection with the proposed Business Combination among Archer and Atlas or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed Business Combination will be made only by means of a definitive proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act, of 1934, as amended (the “Exchange Act”), or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Participants in the Solicitation

Atlas, Archer, the Sponsor and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Atlas’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Atlas’ directors and officers in Atlas’ filings with the SEC, including the Registration Statement filed with the SEC by Atlas, which includes the definitive proxy statement/prospectus of Atlas for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Atlas and Archer, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the management of Atlas and Archer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Atlas and Archer. These statements are subject to a number of risks and uncertainties regarding the businesses of Atlas and Archer and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the early stage nature of Archer’s business and its past and projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Archer’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines cancels its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Archer’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventional methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Archer’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service partners for the parts and components in its aircraft; Archer’s ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of Archer’s control that slow market adoption of electric aircraft, such as Archer’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to hire, train and retain qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium-ion battery cells; the impact of labor and union activities on Archer’s work force; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; impact of the COVID-19 pandemic on Archer’s business and the global economy; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of Atlas or Archer is not obtained; a decline in Archer’s securities following the Business Combination if it fails to meet the expectations of investors or securities analysts; Archer’s inability to protect its intellectual property rights from unauthorized use by third parties; Archer’s need for and the availability of additional capital; cybersecurity risks; risks and costs associated with the ongoing litigation with Wisk Aero LLC; the dual class structure of Archer’s common stock, which will limit other investors’ ability to influence corporate matters; the amount of redemption requests made by Atlas’ public stockholders; the ability of Atlas or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future, and those factors discussed in Atlas’ definitive proxy statement/prospectus dated August 11, 2021, and Annual Report on Form 10-K/A as of and for the year ended December 31, 2020, in each case, under the heading “Risk Factors,” and other documents of Atlas filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Atlas nor Archer presently know or that Atlas and Archer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Atlas’ and Archer’s expectations, plans or forecasts of future events and views as of the date of this communication. Atlas and Archer anticipate that subsequent events and developments will cause Atlas’ and Archer’s assessments to change. However, while Atlas and Archer may elect to update these forward-looking statements at some point in the future, Atlas and Archer specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Atlas’ or Archer’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of Archer Aviation Inc., dated August 23, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Crest Investment Corp.

By:	/s/ Michael Spellacy
	Name:	Michael Spellacy
	Title:	Chief Executive Officer

Dated: August 24, 2021